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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 6, 1997

               Date of Report (Date of earliest event reported):



                      FIRST COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



Washington                          0-24024                          91-1277503
(State or Other                   (Commission                     (IRS Employer
Jurisdiction                      File Number)           Identification Number)
  of Incorporation)


         721 College Avenue, P.O. Box 3800, Lacey, Washington 98509-3800
               (Address of principal executive offices - zip code)


Registrant's telephone number, including area code: (360) 459-1100

                                 Not applicable
          (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5 - OTHER EVENTS

      Effective at 7:01 p.m. on February 6, 1997, First Community Financial Group, Inc., Lacey, Washington ("FCFG") completed its pending acquisition of Prairie Security Bank, Yelm, Washington ("PSB") with PSB merging with and into FCFG's wholly-owned subsidiary, First Community Bank of Washington ("FCB"). The Merger was accomplished pursuant to an Amended and Restated Plan and Agreement of Reorganization and Merger by and between FCFG, FCB and PSB, effective as of September 11, 1996, as amended on October 18, 1996 ("Amended and Restated Merger Agreement"). A copy of the Amended and Restated Merger Agreement is was filed as
Exhibit 2.1 to FCFG's Pre-Effective Amendment No. 1 to Registration Statement on Form S-4, filed with the Securities and Exchange Commission on November 26, 1996 under Commission File Number 333-15321.

      Under the terms of the Amended and Restated Merger Agreement, consummation of the Merger was subject to obtaining the approval of the Washington Department of Financial Institutions, the Federal Deposit Insurance Corporation, and shareholders of PSB and the sole shareholder of FCB. PSB's shareholders approved the Merger at their special meeting held on January 8, 1997. FCB's sole shareholder, FCFG, approved the Merger by written consent dated January 8, 1997. The Washington Department of Financial Institutions approved the Merger on January 3, 1997. The Federal Deposit Insurance Corporation approved the Merger on January 21, 1997.

      Pursuant to the terms of the Amended and Restated Merger Agreement, each outstanding share of PSB common stock was converted into either shares of FCFG common stock and/or cash pursuant to an exchange formula.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements. The requisite historical financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

      (b) Pro forma financial information. The requisite pro forma financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

      (c)   Exhibits:

                   (2)* Amended and Restated Plan and Agreement of
                        Reorganization and Merger dated September 11, 1996, and as amended by Amendment No. 1, dated October 18, 1996, incorporated by reference from Exhibit 2.1 of Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form S-4, as filed on November 26, 1996 under Commission File Number 333-15321.

                   (99) Press Release issued by First Community Bank of
                        Washington, dated February 7, 1997.

                  * Previously filed material.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: February 13, 1997

                                    FIRST COMMUNITY FINANCIAL GROUP, INC.



                                    By: /s/ Ken F. Parsons
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                                        Ken F. Parsons
                                        Chief Executive Officer and President